UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 20, 2005
                Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)


             Illinois                 1-7297               36-2855175
    (State or other jurisdiction    (Commission          (I.R.S. Employer
         of incorporation)          File Number)      Identification Number)


                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
---------------------------------------------------------------------

(d) Effective December 20, 2005, the Nicor Inc. Board of Directors appointed Georgia R. Nelson and Raymond A. Jean as Directors of the Company. The board has not yet determined which Board committee or committees Ms. Nelson and Mr. Jean will join.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is filed as an exhibit to this report.

99.1 Press release dated December 20, 2005 announcing Ms. Nelson's and Mr. Jean's appointment as Directors of the Company.

Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Nicor Inc.


Date       December 20, 2005                   /s/ PAUL C. GRACEY, JR.
      ------------------------------           -----------------------
                                               Paul C. Gracey, Jr.
                                               Vice President, General Counsel
                                               and Secretary

Exhibit Index
-------------

  Exhibit
   Number                  Description of Document
---------    --------------------------------------------------------

    99.1     Press release of Nicor Inc. issued December 20, 2005.